                          THE PARKSTONE ADVANTAGE FUND

                     Supplement dated July 2, 1999, to the
             Statement of Additional Information dated May 1, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH STATEMENT OF ADDITIONAL INFORMATION.

1. After the second paragraph on page 23, the following sub-section, "Sub-Administrator," is inserted.

   SUB-ADMINISTRATOR

   National City Bank serves as the sub-administrator (the "Sub-Administrator") to the Trust pursuant to a sub-administration agreement dated July 2, 1999, (the "Sub-Administration Agreement"). The Sub-Administrator assists the Administrator in providing administrative services with respect to each Portfolio as may be reasonably requested by the Administrator from time to time. Such services may include, but are in no way limited to, such clerical, bookkeeping, accounting, stenographic, and administrative services which will enable the Administrator to more efficiently perform its obligations under the Administration Agreement.

   The Sub-Administrator will receive a fee from the Administrator for its services as Sub-Administrator and expenses assumed pursuant to the Sub-Administration Agreement, calculated and paid monthly, at the annual rate of 0.05% of the average aggregate monthly net assets of the Funds.

2. Before the "Investment Adviser" sub-section on page 18, the following sub-section, "Trustee Deferred Compensation Plan", is inserted.

   TRUSTEE DEFERRED COMPENSATION PLAN

   The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees invested by the Plan administrator in 91-day U.S. Treasury Bills, initially, or upon implementation of the "shares option", and treated as if they had been invested by the Trust in the shares of one or more portfolios of the Parkstone Group of Funds or Armada Funds. The amount paid to the Trustee under the Plan will be determined based on the performance of such investments.

   Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation to a Trustee. The Trust may invest in underlying securities without shareholder approval.